Accumulator®

Combination variable and fixed deferred annuity

Enrollment Form under Group Annuity Contract No. 2006GAC and Application for Individual Contract

Mailing Instructions:
Express Mail: JPMorgan Chase
4 Chase Metrotech Center, 7th Floor West
Attn: Remit One Lockbox 13014
Brooklyn, NY 11245-0001
Regular Mail: Accumulator
P.O. Box 13014, Newark, NJ 07188-0014

AXA EQUITABLE

AXA Advisors

For Assistance
Call 800-338-3434

PLEASE PRINT

1. Type of contract

1. ☐ Non-Qualified (NQ)
2. ☐ Rollover IRA or ☐ Flexible Premium IRA[1] (Tax year ______)
3. ☐ Roth Conversion IRA or ☐ Flexible Premium Roth IRA[1] (Tax year ______)
4. ☐ ERISA Rollover TSA or ☐ Non-ERISA Rollover TSA
5. ☐ Qualified Plan Defined Contribution (DC)[2]
6. ☐ Qualified Plan Defined Benefit (DB)[2]
7. ☐ Inherited IRA BCO (Direct Transfer of Decedent IRA)[3]
8. ☐ Inherited Roth IRA BCO (Direct transfer of Decedent Roth IRA)[3]

Footnotes:
1. PGB is not available;
2. EEB is not available;
3. GMIB, PGB, GWBL and Special DCA are not available.

2. Initial contribution

Total Initial Contribution(s): $ ______________

Specify Method(s) of Payment:

- ☐ **Check payable to AXA Equitable or Wire**
- ☐ **1035 Exchange** (from **Single** Owner contract, NQ only)
- ☐ **1035 Exchange** (from **Joint** Owner contract, NQ only)
- ☐ **CD or Mutual Fund Transfer** (NQ only)
- ☐ **Direct Transfer** (IRA or Rollover TSA)
- ☐ **Rollover** (IRA or Rollover TSA)
- ☐ **Direct 90-24 transfer from another carrier** (Rollover TSA only)

3. Owner

Must be a legal resident of the US.

If your Mailing Address is different from the Primary Residential Address below, please provide your Mailing Address in Section 9.

☐ Individual ☐ Qualified Plan Trustee (DC/DB)
☐ Trustee (for an Individual) ☐ Other Non-Natural Owner
☐ UGMA/UTMA ______ (State)

☐ **Male** ☐ **Female**

Name (First) (Middle Initial) (Last)

Social Security No. or other TIN Date of Birth (MM/DD/YYYY)

U.S.A. Primary Residential Address only - No P.O. Box Permitted

City State ZIP Code

Daytime Phone # Valid Driver's License No./Passport #/State Issued ID#

optional 4. Joint owner

Must be a legal resident of the US (NQ certificates/contracts only. For GWBL, use Section 13B.)

☐ **Male** ☐ **Female**

Name (First) (Middle Initial) (Last)

Social Security No. Date of Birth (MM/DD/YYYY)

U.S.A. Primary Residential Address only - No P.O. Box Permitted

City State ZIP Code

Daytime Phone # Valid Driver's License No./Passport #/State Issued ID#

5. Annuitant

If other than Owner.

☐ **Male** ☐ **Female**

Name (First) (Middle Initial) (Last)

Social Security No. Date of Birth (MM/DD/YYYY)

U.S.A. Primary Residential Address only - No P.O. Box Permitted

City State ZIP Code

6. Joint Annuitant

(For Spousal NQ Contracts that are 1035 Exchange only. For Joint Life with GWBL use Section 13C.)

☐ **Male** ☐ **Female**

Name (First) (Middle Initial) (Last)

Social Security No./TIN Date of Birth (MM/DD/YYYY)

U.S.A. Primary Residential Address only - No P.O. Box Permitted

City State ZIP Code

7. Beneficiary(ies)

If more than one — indicate %. Total must equal 100%. Please use Section 9 for address and for additional Primary or Contingent Beneficiaries.

Primary

1. ______________________ ______%
Primary Beneficiary Name

____
Relationship to Owner

2. ______________________ ______%
Primary Beneficiary Name

____
Relationship to Owner

Contingent

____
Contingent Beneficiary Name

8. Suitability MANDATORY

A. Do you have any other existing life insurance or annuities? ☐ **Yes** ☐ **No**

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the certificate/contract applied for will be issued? ☐ **Yes** ☐ **No**

If **Yes**, complete the following:

Company	Type of Plan	Year Issued	Certificate/Contract Number

C. The Contract State is your state of primary residence (Owner's primary residential address from Section 3) unless you sign the application in a different state. **If you are signing this application in a state other than your state of primary residence, check one box below:**

☐ I have a second residence in the state of sale.

☐ I work or conduct business in the state of sale.

If none of the above apply the application must be signed in your state of Primary Residence, unless we approve another state.

D. Customer information as required by the NASD

1. ______________________
Employer's Name

____
Address (Street)

____
City, State, Zip Code

2. ______________________
Owner's Occupation

3. ______________________
Estimated Gross Annual Household Income — Estimated Liquid Net Worth (excluding residence)

4. Do you believe this purchase/transaction is in accordance with your investment objectives? ☐ **Yes** ☐ **No**

5. Is Owner or Annuitant associated with or employed by a member of the NASD? ☐ **Yes** ☐ **No**

If Yes, affiliation: ______________________

8. Suitability (cont.) MANDATORY

6. Marital Status:
☐ Single ☐ Married ☐ Widowed ☐ Divorced

7. Number of Dependents: ______________________

8. Federal Tax Bracket: ______________________%

9. Purpose of Investment: ______________________

10. Investment Objective (Choose one that matches the objective for this purchase only):
☐ Income ☐ Income & Growth ☐ Growth
☐ Aggressive Growth ☐ Safety of Principal

11. Investment Time Horizon:
☐ 1 ☐ 2 ☐ 3 ☐ 4 ☐ 5 ☐ 6 ☐ 7 ☐ 8 ☐ 9 ☐ 10 ☐ >10
(Length of time contract is expected to remain in force)

12. Risk Tolerance (Choose one that applies to this purchase only):
☐ Conservative ☐ Conservative/Moderate ☐ Moderate
☐ Moderate/Aggressive ☐ Aggressive
The selected investment options should be consistent with the stated Investment Objective and Risk Tolerance.

13. Investment Assets Prior to investment:

CDs $______
Stocks $______
Bonds $______
Annuities $______
Mutual Funds
- Income $______
- Growth $______
- Aggressive $______
- Other Funds $______

Retirement Accounts $______
Other (excluding primary residence) $______
Total Investment Assets $______
Cash (checking, savings, MMA) $______
Total Investment Assets (above) and Cash $______

Investment Experience (in years)

	None	<1	1–4	5+
CDs	☐	☐	☐	☐
Bonds	☐	☐	☐	☐
Annuities	☐	☐	☐	☐
Mutual Funds	☐	☐	☐	☐
Stocks	☐	☐	☐	☐

14. Has Client purchased a Financial Plan from AXA Advisors, LLC?
☐ Yes: Plan #__________ ☐ No

15. Source of Funds for this Purchase:
(Check box *and* circle sub-item(s). If more than one box is checked, provide percentage breakdown.)

☐ **Cash:** Death Claim, Gift, Inheritance, Checking, Savings or Money Market ____%

☐ **Borrowing:** Mortgage, Personal Loan, Credit ____%

☐ **Policy Related:** Surrender/Exchange, Policy Loan, Dividend or Withdrawal ____%

☐ **Sale of Existing Non-Life or Annuity Investment:** Mutual funds, Stocks, Bonds, CDs, Qualified Plan Rollover ____%

☐ **Other:** Sale of (i) Car, (ii) Home, (iii) Business, or (iv) Other Asset (specify ____________), Legal Settlement, Lottery/Gaming Proceeds, Other: ____%

9. Special instructions

Attach a separate sheet if additional space is needed. For Owners whose Mailing Address differs from their Primary Residential Address in Section 3, please complete the following:

Mailing address — P.O. Box accepted

Mailing address

City State Zip Code

10. Disclosures

Withdrawals under your Certificate/Contract may reduce your Benefit Base. **PGB, GMIB, GMDB, and GWBL** may not be voluntarily terminated. The charges under the Certificate/Contract generally apply for the duration of the Certificate/Contract. I understand that the value of GWBL may be limited if I do not take withdrawals. • For GMIB, PGB and GMDB: For IRA, QP and TSA Certificates/Contracts: depending on your age, the benefits may be of limited usefulness to you because of federal income tax lifetime required minimum distribution rules which must generally begin after age 70½; distributions that are withdrawn from the Certificate/Contract may significantly reduce your benefit. You should consult your tax advisor. • GWBL: For IRA, QP and TSA Certificates/Contracts: Unless you elect our Automatic RMD service and comply with the conditions set forth in the Certificate/Contract, the Certificate/Contract may have limited usefulness to you because partial withdrawals to satisfy minimum distribution rules might reduce your Benefit Base. You should consult with your tax advisor to determine if this Certificate/Contract is appropriate for your circumstances.

11. Living Benefit Elections

OPTIONAL Subject to availability

There is an additional charge for each election. These elections cannot be changed after the contract has been issued. You may only make one election in this section.

11A. Guaranteed Withdrawal Benefit for Life (GWBL)

Unless 'Yes' is checked below, GWBL is declined.

☐ **Yes,** I wish to elect the GWBL Rider with the **Standard** Death Benefit — Owner issue ages **45–85**

☐ **Yes,** I wish to elect the GWBL Rider with the **Enhanced** Death Benefit — Owner issue ages **45–75**

Owner must allocate funds among the **five Asset Allocation Investment Options** GIO and/or Special DCA.

If you elect GWBL, skip to Section 13.

11B. Guaranteed Minimum Income Benefit (GMIB) —

Greater of 6% to age 85 or Annual Ratchet to age 85. Guaranteed Minimum Death Benefit (GMDB) elections are also made in this Section.

Unless "Yes" is checked below, GMIB is declined.

Owner issue ages 20–75. **Choose one:**

1. GMIB with Annual Roll Up Reset feature

- ☐ **Yes,** I wish to elect GMIB and Standard GMDB*
- ☐ **Yes,** I wish to elect GMIB and Annual Ratchet to age 85 GMDB*
- ☐ **Yes,** I wish to elect GMIB and Greater of Roll Up to Age 85 or Annual Ratchet to age 85 GMDB

* These two elections restrict your Investment Options to the **five Asset Allocation Investment Options,** and/or GIO.

2. GMIB without Annual Roll Up Reset feature

- ☐ **Yes,** I wish to elect GMIB and Standard GMDB
- ☐ **Yes,** I wish to elect GMIB and Annual Ratchet to age 85 GMDB

If you elect GMIB, skip to section 12B if you wish to elect EEB. Otherwise, skip to Section 14.

11C. Principal Guarantee Benefit (PGB)

Unless 'Yes' is checked below, PGB is declined.

☐ **Yes,** I wish to elect the **100% PGB:**

Owner must allocate funds among the **five Asset Allocation Investment Options** and/or GIO.

☐ **Yes,** I wish to elect the **125% PGB:**

Owner must allocate funds among the **AXA Moderate Allocation Investment Option** and/or GIO.

If you elect PGB, you must make a GMDB election in Section 12A.

12. Death Benefit Elections

Subject to availability. Except for "Standard" GMDB, there is an additional charge for GMDB.

12A. Guaranteed Minimum Death Benefit (GMDB)

If you did not elect GWBL or GMIB, this Section is MANDATORY. For Owner issue ages 81–85 the contract will be issued with Standard GMDB.

Owner Issue Age 0–75

- ☐ Standard; or
- ☐ Annual Ratchet to age 85; or
- ☐ Greater of 6% to age 85 or Annual Ratchet to age 85

Owner Issue Age 76–80

- ☐ Standard; or
- ☐ Greater of 3% to age 85 or Annual Ratchet to age 85

12B. Earnings Enhancement Benefit (EEB)

Unless 'Yes' is checked below, EEB is declined.

☐ **Yes,** I wish to elect the EEB—Owner issue ages 0–75.

If you elect EEB, skip to Section 14.

13. GWBL Elections

Complete Section 13 only if you elected GWBL in Section 11A.

13A. Type of contract

1. ☐ **Single Life**
2. ☐ **Joint Life — Spousal Only** (Not available for TSA or QP contracts. Must indicate Successor Owner. If Non-natural Owner, indicate Joint Annuitant.)

13B. Successor Owner for GWBL

For Joint Life only. Must be Owner's spouse.

☐ **Male** ☐ **Female**

Name (First) (Middle Initial) (Last)

Social Security No./TIN Date of Birth (MM/DD/YYYY)

U.S.A. Primary Residential Address only — No P.O. Box Permitted

City State ZIP Code

Daytime Phone # Valid Driver's License No./Passport #/State Issued ID #

If you are applying for an NQ contract, you can give the Successor Owner full ownership rights by checking the "Yes" box below. **If you checked "1035 Exchange from Joint Owner" in Section 2, you must check "Yes" below. Do not check if you checked "1035 Exchange from Single Owner."**

☐ **Yes**, Successor Owner will have full ownership rights.

13C. Joint Annuitant: For Joint Life GWBL Contracts with Non-Natural Owner only, must be Annuitant's spouse.

☐ **Male** ☐ **Female**

Name (First) (Middle Initial) (Last)

Social Security No./TIN Date of Birth (MM/DD/YYYY)

U.S.A. Primary Residential Address only - No P.O. Box Permitted

City State ZIP Code

13D. GWBL Payment Plans (optional)

If you do not plan to defer your withdrawals, complete the following section and choose 1 or 2 below:

Frequency: ☐ Monthly ☐ Quarterly ☐ Annually

Start Date: ______________ (Month, Day, Year). You must wait at least 28 days after your contract issue date before payments can begin. They cannot be made later than the 28th day of the month.

1. ☐ Maximum Payment Plan (calculated by AXA Equitable)
2. ☐ Customized Payment Plan

   Amount of withdrawal: $______________

Total withdrawal for the contract year must not exceed your Guaranteed Annual Withdrawal Amount. The withdrawal may be includible in income and if made prior to age 59½ may be subject to an additional 10% federal income tax penalty.

We will automatically withhold 10% federal income tax from the taxable amount of each withdrawal, unless you are eligible to, and make an election below. Some states require us to withhold state income tax if federal income tax is withheld. Please consult your tax advisor for rules that apply to you. If you are a US citizen/legal resident and the check is sent abroad, we must withhold tax.

If you are not a US citizen/legal resident you cannot use only this form. In addition, please send us a letter requesting this distribution, indicating your current residence and citizenship status, along with an IRS Form W-8BEN. We will withhold 30% tax unless your Form W-8BEN properly indicates to us that we may withhold at a different rate.

☐ I do not want federal income tax (and state, if applicable) withheld from my distribution. I have provided my U.S. residence address and Social Security Number or other TIN in Section 3. I understand that I am responsible for the payment of estimated taxes, and that I may incur penalties if my payments are not enough.

optional 14. Fund rebalancing

You may not elect Rebalancing on this application if you are allocating any portion of your contribution to an FMO. **A separate form is required.**

You may not elect Rebalancing if you allocate 100% of your contribution to only one investment option, we **cannot** rebalance one option. **Additional Variable Investment Option (VIO) and GIO transfers you make will not modify or cancel the scheduled rebalancing.**

☐ Option 1: VIO only. You may not elect this Rebalancing option if you allocate any funds to the GIO.

☐ Quarterly ☐ Semi Annually or ☐ Annually

☐ Option 2: VIO and GIO. You may not elect this Rebalancing option if you elect any DCA.

☐ Quarterly ☐ Semi Annually or ☐ Annually

The Rebalancing Program will use the "Immediate" allocations provided in Section 15. Any changes to this program must be in writing. Rebalancing will be on the same day of the month as the Contract Date.

15. Immediate allocation options Use Whole Percentages

Immediate Allocation — You must allocate your initial contribution among (1) GIO, (2) FMO, and/or (3) VIOs below using the "Immediate" allocation column, which must total 100%. All future Contributions will be allocated according to the percentages below unless instructed otherwise by you.

(1) Guaranteed Interest Options (GIO)*: Subtotal (1) ________%.

(2) Fixed Maturity Options (FMOs)* — Only available if the rate to maturity is more than 3%. Use Whole Percentages.

(1001) 1 year maturity	______%	(1006) 6 year maturity	______%
(1002) 2 year maturity	______%	(1007) 7 year maturity	______%
(1003) 3 year maturity	______%	(1008) 8 year maturity	______%
(1004) 4 year maturity	______%	(1009) 9 year maturity	______%
(1005) 5 year maturity	______%	(1010) 10 year maturity	______%

FMO Subtotal (2) ___________%.

(3) Variable Investment Options (VIO) Use Whole Percentages **Immediate**

Option	Code	Immediate
Asset Allocation		
AXA Conservative Allocation	(1715)	______%
AXA Conservative-Plus Allocation	(1716)	______%
AXA Moderate Allocation	(1717)	______%
AXA Moderate-Plus Allocation	(1718)	______%
AXA Aggressive Allocation	(1719)	______%

If you elect GWBL, the Annual GMIB Roll Up Reset with Standard or Annual Ratchet GMDB, or 100% PGB you may only allocate among "GIO" and/or the "Asset Allocation" investment options, and if you elect 125% PGB you may only allocate among "GIO" and/or the "AXA Moderate Allocation" investment option.

Option	Code	Immediate
Large Cap (Growth)		
AXA Premier VIP Aggressive Equity	(1685)	______%
AXA Premier VIP Large Cap Growth	(1679)	______%
EQ/AllianceBernstein Large Cap Growth	(1691)	______%
EQ/Calvert Socially Responsible	(1695)	______%
EQ/Capital Guardian Growth	(1713)	______%
EQ/Evergreen Omega	(1701)	______%
EQ/Janus Large Cap Growth	(1705)	______%
EQ/Marsico Focus	(1707)	______%
EQ/MFS Emerging Growth Companies	(1709)	______%
EQ/Montag & Caldwell Growth	(1724)	______%
EQ/TCW Equity	(1722)	______%
Large Cap (Blend)		
AXA Premier VIP Large Cap Core Equity	(1678)	______%
EQ/AllianceBernstein Common Stock	(1686)	______%
EQ/Capital Guardian Research	(1698)	______%
EQ/Capital Guardian U.S. Equity	(1697)	______%
EQ/Davis New York Venture	(1835)	______%
EQ/Equity 500 Index	(1700)	______%
EQ/Legg Mason Value Equity	(1742)	______%
EQ/Lord Abbett Large Cap Core	(1736)	______%
EQ/MFS Investors Trust	(1710)	______%
EQ/Oppenheimer Main Street Opportunity	(1840)	______%
EQ/UBS Growth and Income	(1725)	______%
Large Cap (Value)		
AXA Premier VIP Large Cap Value	(1680)	______%
EQ/AllianceBernstein Growth and Income	(1687)	______%
EQ/AllianceBernstein Value	(1694)	______%
EQ/Boston Advisors Equity Income	(1723)	______%
EQ/JPMorgan Value Opportunities	(1711)	______%
EQ/Lord Abbett Growth and Income	(1735)	______%
EQ/Mercury Basic Value Equity	(1708)	______%
EQ/Mutual Shares	(1838)	______%
EQ/Van Kampen Comstock	(1738)	______%
Mid Cap (Growth)		
AXA Premier VIP Mid Cap Growth	(1681)	______%
EQ/Van Kampen Mid Cap Growth	(1739)	______%
Mid Cap (Blend)		
EQ/FI Mid Cap	(1702)	______%
Mid Cap (Value)		
AXA Premier VIP Mid Cap Value	(1682)	______%
EQ/Ariel Appreciation II	(1740)	______%
EQ/FI Mid Cap Value	(1703)	______%
EQ/Lord Abbett Mid Cap Value	(1737)	______%
Small Cap (Growth)		
EQ/AllianceBernstein Small Cap Growth	(1693)	______%
EQ/Small Company Growth	(1726)	______%
EQ/Wells Fargo Montgomery Small Cap	(1728)	______%
Small Cap (Blend)		
EQ/Oppenheimer Main Street Small Cap	(1841)	______%
EQ/Small Company Index	(1714)	______%
Small Cap (Value)		
EQ/Franklin Small Cap Value	(1837)	______%
EQ/GAMCO Small Company Value	(1727)	______%
EQ/Small Cap Value	(1706)	______%
International Stocks		
AXA Premier VIP International Equity	(1677)	______%
EQ/AllianceBernstein International	(1689)	______%
EQ/Capital Guardian International	(1696)	______%
EQ/International Growth	(1731)	______%
EQ/Mercury International Value	(1712)	______%
EQ/Van Kampen Emerging Markets Equity	(1699)	______%
Global (US and International Stocks)		
EQ/Oppenheimer Global	(1839)	______%
EQ/Templeton Growth	(1842)	______%
Bonds		
AXA Premier VIP Core Bond	(1675)	______%
AXA Premier VIP High Yield	(1684)	______%
EQ/AllianceBernstein Intermediate Gov't. Securities	(1688)	______%
EQ/AllianceBernstein Quality Bond	(1692)	______%
EQ/Caywood-Scholl High Yield Bond	(1729)	______%
EQ/Evergreen International Bond	(1741)	______%
EQ/JPMorgan Core Bond	(1704)	______%
EQ/Long Term Bond	(1732)	______%
EQ/PIMCO Real Return	(1733)	______%
EQ/Short Duration Bond	(1734)	______%
Cash Equivalents		
EQ/Money Market*	(1690)	______%
Specialty		
AXA Premier VIP Health Care	(1676)	______%
AXA Premier VIP Technology	(1683)	______%
EQ/AXA Rosenberg Value Long/Short Equity	(1720)	______%
EQ/Franklin Income	(1836)	______%
EQ/GAMCO Mergers and Acquisitions	(1730)	______%
U.S. Real Estate	(1721)	______%

Variable Investment Options **Subtotal (3):** ___________%

Total of all Immediate Allocation subtotals
(1) _____% + (2) _____% + (3) _____% must equal 100%:

*** Contributions allocated to these Investment Options will cause the Rollup portion of your benefit base to grow at 3% (if elected).**

Portfolio asset classifications are based on AXA Equitable's assessment of each portfolio's current strategy and/or the benchmark against which its performance is measured.

16. Dollar cost averaging options

You may choose either Special or General Dollar Cost Averaging. You may not choose both. You must allocate your entire Contribution according to the instructions in Section 15. Use the DCA Allocation column below for the transfer percentages. The total must equal 100%.

A. Special Dollar Cost Averaging (Special DCA) — Choose one time period and an allocation percentage. Not available with Inherited IRA/Roth IRA.

☐ 3-months: **100% Allocation or** ________% **or** $________

☐ 6-months: **100% Allocation or** ________% **or** $________

☐ 12-months: **100% Allocation or** ________% **or** $________

Use the DCA Allocation column below for amounts to be transferred under this DCA program. If not allocating entire initial Contribution to Special DCA, you must allocate the remaining portion to the Immediate allocation column in Section 15. If you do not specify an immediate allocation that is different than the DCA allocation or vice versa, we will use the allocations provided in either column for both DCA and Immediate allocations.

B. General Dollar Cost Averaging (General DCA)

You may choose only one of the options listed below.

1. ☐ Guaranteed Interest Option (GIO) — Interest Sweep Option

You must allocate a minimum of $7,500 to the GIO on the previous page. Use the DCA allocation column below for the Interest Sweep transfer percentages. If you do not complete the "Immediate" allocation column on the previous page, 100% of your contribution will be allocated to the GIO (if permitted).

2. General DCA: Fixed Period Option, please deplete my General DCA account monthly over the following time period. Choose one:

☐ GIO ___ (months) ☐ EQ/Money Market* ___ (months)

(In Section 15, you must use the "Immediate Allocation" column to allocate a minimum of $5,000 to the GIO or the EQ/Money Market, whichever you checked above.)

The following DCA allocations also apply to new Contributions unless you completed Section 15 or changed your allocations for new Contributions.

Variable Investment Options (VIO) Whole Numbers Only		DCA
Asset Allocation		
AXA Conservative Allocation	(1715)	______%
AXA Conservative-Plus Allocation	(1716)	______%
AXA Moderate Allocation	(1717)	______%
AXA Moderate-Plus Allocation	(1718)	______%
AXA Aggressive Allocation	(1719)	______%

If you elect GWBL, the Annual GMIB Roll Up Reset with Standard or Annual Ratchet GMDB, or 100% PGB you may only allocate among "GIO" and/or the "Asset Allocation" investment options, and if you elect 125% PGB you may only allocate among "GIO" and/or the "AXA Moderate Allocation" investment option.

Large Cap (Growth)		
AXA Premier VIP Aggressive Equity	(1685)	______%
AXA Premier VIP Large Cap Growth	(1679)	______%
EQ/AllianceBernstein Large Cap Growth	(1691)	______%
EQ/Calvert Socially Responsible	(1695)	______%
EQ/Capital Guardian Growth	(1713)	______%
EQ/Evergreen Omega	(1701)	______%
EQ/Janus Large Cap Growth	(1705)	______%
EQ/Marsico Focus	(1707)	______%
EQ/MFS Emerging Growth Companies	(1709)	______%
EQ/Montag & Caldwell Growth	(1724)	______%
EQ/TCW Equity	(1722)	______%
Large Cap (Blend)		
AXA Premier VIP Large Cap Core Equity	(1678)	______%
EQ/AllianceBernstein Common Stock	(1686)	______%
EQ/Capital Guardian Research	(1698)	______%
EQ/Capital Guardian U.S. Equity	(1697)	______%
EQ/Davis New York Venture	(1835)	______%
EQ/Equity 500 Index	(1700)	______%
EQ/Legg Mason Value Equity	(1742)	______%
EQ/Lord Abbett Large Cap Core	(1736)	______%
EQ/MFS Investors Trust	(1710)	______%
EQ/Oppenheimer Main Street Opportunity	(1840)	______%
EQ/UBS Growth and Income	(1725)	______%
Large Cap (Value)		
AXA Premier VIP Large Cap Value	(1680)	______%
EQ/AllianceBernstein Growth and Income	(1687)	______%
EQ/AllianceBernstein Value	(1694)	______%
EQ/Boston Advisors Equity Income	(1723)	______%
EQ/JPMorgan Value Opportunities	(1711)	______%
EQ/Lord Abbett Growth and Income	(1735)	______%
EQ/Mercury Basic Value Equity	(1708)	______%
EQ/Mutual Shares	(1838)	______%
EQ/Van Kampen Comstock	(1738)	______%
Mid Cap (Growth)		
AXA Premier VIP Mid Cap Growth	(1681)	______%
EQ/Van Kampen Mid Cap Growth	(1739)	______%
Mid Cap (Blend)		
EQ/FI Mid Cap	(1702)	______%
Mid Cap (Value)		
AXA Premier VIP Mid Cap Value	(1682)	______%
EQ/Ariel Appreciation II	(1740)	______%
EQ/FI Mid Cap Value	(1703)	______%
EQ/Lord Abbett Mid Cap Value	(1737)	______%
Small Cap (Growth)		
EQ/AllianceBernstein Small Cap Growth	(1693)	______%
EQ/Small Company Growth	(1726)	______%
EQ/Wells Fargo Montgomery Small Cap	(1728)	______%
Small Cap (Blend)		
EQ/Oppenheimer Main Street Small Cap	(1841)	______%
EQ/Small Company Index	(1714)	______%
Small Cap (Value)		
EQ/Franklin Small Cap Value	(1837)	______%
EQ/GAMCO Small Company Value	(1727)	______%
EQ/Small Cap Value	(1706)	______%
International Stocks		
AXA Premier VIP International Equity	(1677)	______%
EQ/AllianceBernstein International	(1689)	______%
EQ/Capital Guardian International	(1696)	______%
EQ/International Growth	(1731)	______%
EQ/Mercury International Value	(1712)	______%
EQ/Van Kampen Emerging Markets Equity	(1699)	______%
Global (US and International Stocks)		
EQ/Oppenheimer Global	(1839)	______%
EQ/Templeton Growth	(1842)	______%
Bonds		
AXA Premier VIP Core Bond	(1675)	______%
AXA Premier VIP High Yield	(1684)	______%
EQ/AllianceBernstein Intermediate Gov't. Securities	(1688)	______%
EQ/AllianceBernstein Quality Bond	(1692)	______%
EQ/Caywood-Scholl High Yield Bond	(1729)	______%
EQ/Evergreen International Bond	(1741)	______%
EQ/JPMorgan Core Bond	(1704)	______%
EQ/Long Term Bond	(1732)	______%
EQ/PIMCO Real Return	(1733)	______%
EQ/Short Duration Bond	(1734)	______%
Cash Equivalents		
EQ/Money Market*	(1690)	______%
Specialty		
AXA Premier VIP Health Care	(1676)	______%
AXA Premier VIP Technology	(1683)	______%
EQ/AXA Rosenberg Value Long/Short Equity	(1720)	______%
EQ/Franklin Income	(1836)	______%
EQ/GAMCO Mergers and Acquisitions	(1730)	______%
U.S. Real Estate	(1721)	______%

Must Total: 100%

*** Contributions allocated to these Investment Options will cause the Rollup portion of your benefit base to grow at 3% (if elected).**

Portfolio asset classifications are based on AXA Equitable's assessment of each portfolio's current strategy and/or the benchmark against which its performance is measured.

17. Fraud warnings

Arkansas/New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. • **Colorado/District of Columbia/Kentucky/Louisiana/Maine/Tennessee:** It is a crime to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. • **Oklahoma:** Any person who knowingly and with intent to injure, defraud or deceive an insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony. • **Ohio:** Any person, who with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud. • **New Jersey:** Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. • **All other states (except Virginia):** Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information may be guilty of a crime which may be punishable under state or Federal law.

18. Signature and acknowledgements

I/WE UNDERSTAND AND ACKNOWLEDGE THE DISCLOSURES IN SECTION 10 AND THAT: • No GWBL, GMIB, PGB, GMDB, and/or EEB is elected unless I checked the correct box in Sections 11 & 12. • My account value attributable to allocations to the variable investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. • My Fixed Maturity Option amount may increase or decrease in accordance with a market value adjustment until the maturity date. • The crediting rate used for the GMIB and GMDB benefit base (if elected) does not represent a guarantee of my Account Value or Cash Value, and if I exercise GMIB, the benefit will be in the form of lifetime periodic payments only. • In the case of IRAs, Qualified Plans and TSAs that provide tax deferral under the Internal Revenue Code, by signing this enrollment form/application I acknowledge that I am buying the certificate/contract for its features and benefits other than tax deferral, as the tax deferral feature of the certificate/contract does not provide additional benefits. • All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. Under penalty of perjury, I certify that the Social Security Number or other TIN in Section 3 is correct • AXA Equitable may accept amendments to this enrollment form/application provided by me or under my authority. • I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. • No Financial Professional has the authority to make or modify any certificate/contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations. • **I acknowledge receipt of the most current prospectus for the Accumulator. After reviewing my financial information and goals with my agent, I believe this contract will meet my insurable needs and financial objectives. • Consent for Delivery of Initial Prospectus on CD-ROM:**

☐ **Yes.** By checking this box and signing the application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD", and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-800-789-7771, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

X
Proposed Owner's Signature | Signed at: City, State | Date

X
Proposed Annuitant's Signature (if other than owner) | Signed at: City, State | Date

X
Proposed Joint Owner's Signature (if other than annuitant) | Signed at: City, State | Date

X
Proposed Joint Annuitant's Signature (if other than owner) | Signed at: City, State | Date

Financial Professional section

Did you record how the customer acquired or accumulated their funds? ☐ Yes ☐ No

Does the proposed Insured have any existing life insurance or annuity contracts? ☐ Yes ☐ No

Do you have reason to believe that any existing life insurance or annuity has been or will be surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction, assuming the certificate/contract applied for will be issued on the life of the Annuitant(s)/Owner(s)? ☐ Yes ☐ No

Did you deliver the Family of Annuities brochure to the customer? ☐ Yes ☐ No

Did you view the Driver's License or Passport of all Owners to this enrollment form/application? ☐ Yes ☐ No

X
Primary Financial Professional Signature | Social Security Number or Agent Code

Print Name | % | ( ) - Phone Number

Client Account Number | Email Address | Agent Location

X
Secondary Financial Professional Signature | Social Security Number or Agent Code

Print Name | % | ( ) - Phone Number

Financial Professional Use Only. Contact your home office for program information. ☐ **Option I.** ☐ **Option II.** (Once selected, program cannot be changed.)